As filed with the Securities and Exchange Commission on August 8, 2016

Registration No. 333-197680

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE

AMENDMENT

NO. 1

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GRAPHIC PACKAGING HOLDING COMPANY

GRAPHIC PACKAGING INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	26-0405422
Delaware	84-0772929
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1500 Riveredge Parkway

Atlanta, GA 30328

(770) 240-7200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Lauren S. Tashma, Esq.

Senior Vice President, General Counsel and Secretary

Graphic Packaging Holding Company

1500 Riveredge Parkway

Atlanta, GA 30328

(770) 240-7200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

William Scott Ortwein

Kyle G. Healy

Alston & Bird LLP

One Atlantic Center

1201 West Peachtree Street

Atlanta, Georgia 30309

(404) 881-7000

TABLE OF ADDITIONAL REGISTRANTS

The following direct or indirect subsidiaries of Graphic Packaging Holding Company may be guarantors of debt securities offered by Graphic Packaging Holding Company or Graphic Packaging International, Inc. and are Co-registrants:

Exact Name of Registrant as Specified in its Charter	State of Incorporation or Organization	I.R.S. Employer Identification Number
Field Container Queretaro (USA), L.L.C.	Delaware	36-4184350
Handschy Holdings, LLC	Delaware	36-4154057
Handschy Industries, LLC	Delaware	84-1715244
Riverdale Industries, LLC	Delaware	84-1715242
GPI WG Acquisition Sub, LLC	Delaware	84-0772929*
Walter G. Anderson, Inc.	Minnesota	41-0739781

*	Entity does not have its own I.R.S. Employer Identification Number. The number listed is that of its ultimate non-disregarded owner.

1500 Riveredge Parkway

Atlanta, GA 30328

(770) 240-7200

(Address, including zip code, and telephone number, including area code, of each of the Co-registrants’ principal executive offices)

Lauren S. Tashma, Esq.

Senior Vice President, General Counsel and Secretary

Graphic Packaging Holding Company

1500 Riveredge Parkway

Atlanta, GA 30328

(770) 240-7200

(Name, address, including zip code, and telephone number, including area code, of agent for service for each Co-registrant)

With a copy to:

William Scott Ortwein, Esq.

Kyle G. Healy, Esq.

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, Georgia 30309

(404) 881-7000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered/ Proposed maximum aggregate offering price per unit/ Proposed maximum offering price/ Amount of registration fee
Common Stock, par value $0.01 per share (2)	(1)
Preferred Stock, par value $0.01 per share
Debt Securities
Guarantees of Debt Securities (3)
Warrants
Purchase Contracts
Units (4)

(l)	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units. In accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee.
(2)	Each share of the Company’s common stock includes one preferred stock purchase right that, prior to the occurrence of certain events, will not be exercisable or evidenced separately from the common stock.
(3)	Graphic Packaging Holding Company and the Co-Registrants listed above, or any of them, may fully and unconditionally guarantee any series of debt securities registered hereunder. Pursuant to Rule 457(n), no registration fee is payable with respect to any such guarantees.
(4)	Each unit will be issued under a unit agreement or indenture and will represent an interest in two or more debt or equity securities, warrants or purchase contracts, which may or may not be separable from one another.

EXPLANATORY NOTE:

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-197680) is being filed solely for the purposes of adding certain registrant guarantors, removing certain registrant guarantors that have been merged out of existence, updating certain information in Item 15 of Part II with respect to the additional registrant guarantors and amending certain signature pages of the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, the base prospectus is being omitted from this filing.

PART II

Information Not Required in Prospectus

Item 14.	Other Expenses of Issuance and Distribution

The following is a statement of the expenses (all of which are estimated) we expect to incur in connection with the issuance and distribution of the securities registered under this registration statement, other than underwriting discounts and commissions:

Amount to be paid*
Commission registration fee	$	**
Legal fees and expenses		*
Accounting fees and expenses		*
Printing fees		*
Trustee’s fees and expenses		*
Miscellaneous		*
Total (without Commission registration fee)	$	*

*	The amounts shown are estimates of expenses payable by us in connection with the filing of the registration statement and one offering of securities hereunder.
**	The registrants are registering an indeterminate amount of securities under this registration statement and, in accordance with Rules 456(b) and 457(r), the registrants are deferring payment of any additional registration fee until the time that the securities are sold under this registration statement pursuant to a prospectus supplement.

Item 15.	Indemnification of Directors and Officers.

Delaware Corporations

Section 145(a) of the Delaware General Corporation Law, or DGCL, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 145(b) further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney’s fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

Section 145 further provides that to the extent a present or former director or officer of a corporation has been successful on the merits or otherwise in the defense of any such action, suit or proceeding referred to in subsections (a) and (b) of Section 145 or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith; that the indemnification provided for by Section 145 shall not be deemed exclusive of any other rights which the indemnified party may be entitled; that indemnification provided by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators; and that a corporation may purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liabilities under Section 145.

The Company’s Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permitted by the DGCL. In addition, as permitted by the DGCL, the certificate of incorporation provides that the Company’s directors shall have no personal liability to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (1) for any breach of the director’s duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (3) under Section 174 of the DGCL or (4) for any transaction from which a director derived an improper personal benefit. The Certificate of Incorporation of GPC provides similar indemnification and exculpation protections.

The Company’s Amended and Restated By-Laws provide for the indemnification of all current and former directors, officers and employees to the fullest extent permitted by the DGCL, except that the Company is not obligated to indemnify a director, officer or employee in respect to any proceeding (or part thereof) instituted by such person, unless such proceeding (or part thereof) has been authorized by the Company’s board of directors. The By-Laws of GPII provide similar indemnification protections.

The above discussion of the certificates of incorporation and by-laws of the Company and GPII and the DGCL is not intended to be exhaustive and is qualified in its entirety by such certificates of incorporation and the DGCL.

Delaware LLCs

Each of, GPI WG Acquisition Sub, LLC, Field Container Queretaro (USA), L.L.C., Handschy Holdings, LLC, Handschy Industries, LLC and Riverdale Industries, LLC is a limited liability company organized under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act, or DLLC Act, provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to the standards and restrictions, if any, set forth in its limited liability company agreement.

The limited liability company agreements of GPI WG Acquisition Sub, LLC and Field Container Queretaro (USA), L.L.C. (the “Entities”) (collectively, the “LLC Agreements”) provide that none of the members, officers or any respective affiliates or agents of the Entities (each, an “Indemnitee”) shall be liable, in damages or otherwise, to the Entities or their members for any act or omission performed or omitted to be performed in good faith on behalf of the applicable Entity and in any manner reasonably believed to be within the scope of the authority conferred on such person by the applicable LLC Agreement. Additionally, each Indemnitee shall be entitled to be indemnified and held harmless to the full extent permitted by the law, against all loss, damage or claims incurred by an Indemnitee in good faith on behalf of the applicable Entity and in a manner reasonably believed to be within the scope of the authority conferred on such person by the applicable

LLC Agreement. Any such indemnity shall be provided out of and to the extent of the applicable Entity’s assets only. These rights of indemnification are in addition to any rights to which such director or officer may otherwise be entitled by contract or as a matter of law and shall extend to his successors and assigns.

The limited liability company agreements of Handschy Holdings, LLC, Handschy Industries, LLC and Riverdale Industries, LLC (the “Handschy Entities”) (collectively, the “Handschy LLC Agreements”) provide that the members and any of their respective affiliates, and the officers of the Handschy Entities (each, a “Handschy Indemnitee”) shall be entitled to be indemnified and held harmless to the full extent permitted by law from and against any loss, damage or claim suffered or sustained by such Handschy Indemnitee for any act or omission performed or omitted to be performed arising out of such Handschy Indemnitee’s activities on behalf of the applicable Handschy Entity or in furtherance of the interests of such Handschy Entity, if such acts or omissions were not performed or omitted fraudulently or in bad faith or as a result of gross negligence or willful misconduct by such Handschy Indemnitee. Any such indemnity shall be provided out of and to the extent of the applicable Handschy Entity’s assets only. These rights of indemnification are in addition to any rights to which such director or officer may otherwise be entitled by contract or as a matter of law and shall extend to his successors and assigns.

The above discussion of the LLC Agreements and Handschy LLC Agreements and of the DLLC Act is not intended to be exhaustive and is qualified in its entirety by the LLC Agreements, the Handschy LLC Agreements and the DLLC Act.

Minnesota Corporation

Walter G. Anderson, Inc. is subject to Minnesota Statutes Chapter 302A, the Minnesota Business Corporation Act (the “Corporation Act”). Section 302A.521 of the Corporation Act provides in substance that, unless prohibited by its articles of incorporation or bylaws, a corporation must indemnify an officer or director who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys’ fees and disbursements, incurred by such person in connection with the proceeding, if certain criteria are met. These criteria, all of which must be met by the person seeking indemnification, are (a) that such person has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding with respect to the same act or omissions; (b) that such person must have acted in good faith; (c) that no improper personal benefit was obtained by such person and such person satisfied certain statutory conflicts of interest provisions, if applicable; (d) that in the case of a criminal proceeding, such person had no reasonable cause to believe that the conduct was unlawful; and (e) that such person must have acted in a manner such person reasonably believed was in the best interests of the corporation or, in certain limited circumstances, not opposed to the best interests of the corporation. In addition, Section 302A.521, subd. 3 requires payment by the registrant, upon written request, of reasonable expenses in advance of final disposition in certain instances. A decision as to required indemnification is made by a majority of the disinterested board of directors present at a meeting at which a disinterested quorum is present, or by a designated committee of disinterested directors, by special legal counsel, by the disinterested shareholders, or by a court.

Furthermore, Walter G. Anderson, Inc.’s Amended and Restated Bylaws provide that Walter G. Anderson, Inc. shall indemnify all of its directors and officers in such manner, under such circumstances and to such extent as permitted by Corporation Act.

The above discussion of the Amended and Restated Bylaws of Walter G. Anderson, Inc. and the Corporation Act is not intended to be exhaustive and is qualified in its entirety by such Amended and Restated Bylaws and the Corporation Act.

Item 16.	Exhibits

The exhibits to this registration statement are listed in the exhibit index that immediately precedes such exhibits and is incorporated herein by reference.

Item 17.	Undertakings

The undersigned Registrant hereby undertakes:

To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of a Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 8th day of August, 2016.

GRAPHIC PACKAGING HOLDING COMPANY

By:	/s/ Lauren S. Tashma
	Name:	Lauren S. Tashma
	Title:	Senior Vice President, General Counsel and Secretary

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael P. Doss, Stephen R. Scherger and Lauren S. Tashma, and each of them acting alone, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and reconstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, including any additional registration statement relating to the registration of additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael P. Doss Michael P. Doss	Director, President and Chief Executive Officer (Principal Executive Officer)	August 8, 2016

/s/ Stephen R. Scherger Stephen R. Scherger	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	August 8, 2016

* Deborah R. Frank	Vice President and Chief Accounting Officer (Principal Accounting Officer)	August 8, 2016

* G. Andrea Botta	Director	August 8, 2016

* David D. Campbell	Director	August 8, 2016

Signature	Title	Date

Paul D. Carrico	Director	August 8, 2016

* Robert A. Hagemann	Director	August 8, 2016

* Harold R. Logan, Jr.	Director	August 8, 2016

* Philip R. Martens	Chairman of the Board	August 8, 2016

Larry M. Venturelli	Director

* Lynn A. Wentworth	Director	August 8, 2016

*By	/s/ Lauren S. Tashma
Lauren S. Tashma Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 8th day of August, 2016

GRAPHIC PACKAGING INTERNATIONAL, INC.

By:	/s/ Lauren S. Tashma
	Name:	Lauren S. Tashma
	Title:	Senior Vice President, General Counsel
and Secretary

POWER OF ATTORNEY

The undersigned directors and officers of Graphic Packaging International, Inc. hereby constitute and appoint Lauren S. Tashma with full power to act and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact and agents with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and to file the same, with all exhibits and other documents relating thereto and any registration statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 8th day of August, 2016.

Signature	Title

/s/ Michael P. Doss Michael P. Doss	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Stephen R. Scherger Stephen R. Scherger	Director, Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Deborah R. Frank Deborah R. Frank	Vice President and Chief Accounting Officer (Principal Accounting Officer)

/s/ Lauren S. Tashma Lauren S. Tashma	Director, Senior Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 8th day of August, 2016.

GPI WG Acquisition Sub, LLC

By:	/s/ Stephen R. Scherger
	Name:	Stephen R. Scherger
	Title:	Senior Vice President and Chief Financial
Officer

POWER OF ATTORNEY

The undersigned directors and officers of GPI WG Acquisition Sub, LLC hereby constitute and appoint Lauren S. Tashma with full power to act and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact and agents with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and to file the same, with all exhibits and other documents relating thereto and any registration statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 8th day of August, 2016.

Signature	Title

/s/ Michael P. Doss Michael P. Doss	President and Chief Executive Officer (Principal Executive Officer)

/s/ Stephen R. Scherger Stephen R. Scherger	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Deborah R. Frank Deborah R. Frank	Vice President and Chief Accounting Officer (Principal Accounting Officer)

/s/ Michael P. Doss Michael P. Doss	Manager

/s/ Stephen R. Scherger Stephen R. Scherger	Manager

/s/ Lauren S. Tashma Lauren S. Tashma	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 8th day of August, 2016.

Walter G. Anderson, Inc.

By:	/s/ Stephen R. Scherger
	Name:	Stephen R. Scherger
	Title:	Senior Vice President and Chief Financial
Officer

POWER OF ATTORNEY

The undersigned directors and officers of Walter G. Anderson, Inc. hereby constitute and appoint Lauren S. Tashma with full power to act and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact and agents with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and to file the same, with all exhibits and other documents relating thereto and any registration statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 8th day of August, 2016.

Signature	Title

/s/ Michael P. Doss Michael P. Doss	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Stephen R. Scherger Stephen R. Scherger	Director, Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Deborah R. Frank Deborah R. Frank	Vice President and Chief Accounting Officer (Principal Accounting Officer)

/s/ Lauren S. Tashma Lauren S. Tashma	Director, Senior Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 8th day of August, 2016.

FIELD CONTAINER QUERETARO (USA), L.L.C.

By:	/s/ Stephen R. Scherger
	Name:	Stephen R. Scherger
	Title:	Senior Vice President and Chief Financial
Officer

POWER OF ATTORNEY

The undersigned directors and officers of Field Container Queretaro (USA), L.L.C. hereby constitute and appoint Lauren S. Tashma with full power to act and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact and agents with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and to file the same, with all exhibits and other documents relating thereto and any registration statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 8th day of August, 2016.

Signature	Title

/s/ Michael P. Doss Michael P. Doss	President and Chief Executive Officer (Principal Executive Officer)

/s/ Stephen R. Scherger Stephen R. Scherger	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Deborah R. Frank Deborah R. Frank	Vice President and Chief Accounting Officer (Principal Accounting Officer)

Graphic Packaging International, Inc.	Sole member

By: /s/ Lauren S. Tashma Lauren S. Tashma Senior Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 8th day of August, 2016.

HANDSCHY HOLDINGS, LLC

By:	/s/ Stephen R. Scherger
	Name:	Stephen R. Scherger
	Title:	Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

The undersigned directors and officers of Handschy Holdings, LLC hereby constitute and appoint Lauren S. Tashma with full power to act and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact and agents with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and to file the same, with all exhibits and other documents relating thereto and any registration statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 28th day of July, 2014.

Signature	Title

/s/ Michael P. Doss Michael P. Doss	President and Chief Executive Officer (Principal Executive Officer)

/s/ Stephen R. Scherger Stephen R. Scherger	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Deborah R. Frank Deborah R. Frank	Vice President and Chief Accounting Officer (Principal Accounting Officer)

Graphic Packaging International, Inc.	Sole member

By: /s/ Lauren S. Tashma Lauren S. Tashma Senior Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 8th day of August, 2016.

HANDSCHY INDUSTRIES, LLC

By:	/s/ Stephen R. Scherger
	Name:	Stephen R. Scherger
	Title:	Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

The undersigned directors and officers of Handschy Industries, LLC hereby constitute and appoint Lauren S. Tashma with full power to act and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact and agents with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and to file the same, with all exhibits and other documents relating thereto and any registration statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 8th day of August, 2016.

Signature	Title

/s/ Michael P. Doss Michael P. Doss	President and Chief Executive Officer (Principal Executive Officer)

/s/ Stephen R. Scherger Stephen R. Scherger	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Deborah R. Frank Deborah R. Frank	Vice President and Chief Accounting Officer (Principal Accounting Officer)

Handschy Holdings, LLC	Sole member

By: /s/ Stephen R. Scherger Stephen R. Scherger Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 8th day of August, 2016.

RIVERDALE INDUSTRIES, LLC

By:	/s/ Stephen R. Scherger
	Name:	Stephen R. Scherger
	Title:	Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

The undersigned directors and officers of Riverdale Industries, LLC hereby constitute and appoint Lauren S. Tashma with full power to act and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact and agents with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and to file the same, with all exhibits and other documents relating thereto and any registration statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 8th day of August, 2016.

Signature	Title

/s/ Michael P. Doss Michael P. Doss	President and Chief Executive Officer (Principal Executive Officer)

/s/ Stephen R. Scherger Stephen R. Scherger	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Deborah R. Frank Deborah R. Frank	Vice President and Chief Accounting Officer (Principal Accounting Officer)

Handschy Industries, LLC	Sole member

By: /s/ Stephen R. Scherger Stephen R. Scherger Senior Vice President and Chief Financial Officer